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                                                                    EXHIBIT 10.2


                             UNIVERSAL ACCESS, INC.

                    AMENDED 1998 EMPLOYEE STOCK OPTION PLAN


SECTION 1. PURPOSE; DEFINITIONS.

     The purpose of the Universal Access, Inc. 1998 Employee Stock Option Plan (the "Plan") is to enable Universal Access, Inc. (the "Company") to attract, retain and reward directors, officers, employees, service providers and key advisors to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such persons and the Company's shareholders, by offering them performance-based stock incentives in the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or more than 50% of the ownership interests in such entity.

          (b)  "Board" means the Board of Directors of the Company.

          (c) "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, or other unauthorized activity any of which, in the good faith opinion of the Committee, is directly and materially harmful to the business or reputation of the Company, a Subsidiary or an Affiliate.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          (e) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan may be exercised by the Board, as set forth in Section 2 hereof.

          (f) "Company" means Universal Access, Inc., a corporation organized under the laws of the State of Illinois, or any successor corporation.

          (g) "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan and shall in all events be interpreted and applied so as to be consistent with the definition of disability provided in Section 22(e)(3) or 422 of the Code (or any successor provision).

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          (h)  "Disinterested Person" shall have the meaning set forth in Rule
     16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor definition adopted by the Commission. To be a "Disinterested Person" pursuant to such rule, as of the date hereof, a director may not, during the one-year period prior to service or during such service, be granted or awarded equity securities of the Company pursuant to the plan or any other plan of the Company (subject to certain exceptions).

          (i) "Early Retirement" means retirement, with the express written consent of the Company (or subsidiary, if appropriate) at or before the time of such retirement, from active employment with the Company and any Subsidiary pursuant to the early retirement provisions of the applicable pension plan of such entity.

          (j) "Fair Market Value" means, as of any given date, unless otherwise determined by the Committee in good faith:

               (i) if the Stock is listed on an established stock exchange or exchanges, or traded on the NASDAQ National Market System ("NASDAQ/NMS") the highest closing price of the Stock as listed thereon on the applicable day, or if no sale of Stock has been made on any exchange or on NASDAQ/NMS on that date, on the next day on which there was sale of Stock;

               (ii) if the Stock is not listed on an established stock exchange or NASDAQ/NMS but is instead traded over-the-counter, the mean of the "bid" and "ask" prices of the Stock in the over-the-counter market on the applicable day, as reported by the National Association of Security Dealers, Inc.;

               (iii) if the Stock is not listed on any exchange or traded over-the-counter, the value determined in good faith by the Committee in a manner designed to comply with Treasury Regulation Section 1.422A-2(e).

          (k) "Incentive Stock Option" means any Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code (or any successor provision).

          (l) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          (m) "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.



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          (n)  "Option Agreement" means an agreement between the Company and a
     Participant granting Options to the Participant and containing specific terms and procedures related to the rights and obligations of the Participants and the Company.

          (o) "Outstanding Stock" shall include all shares of Common Stock, no par value, of the Company as well as the number of shares of Common stock into which then outstanding shares of capital stock of the Company, of whatever class, are convertible as of the year-end immediately preceding the date of calculation thereof (as adjusted by the Committee for certain events).

          (p) "Participant" means an officer, director, employee, advisor or other service provider to the Company, its Subsidiaries or Affiliates to whom Options are granted hereunder.

          (q) "Plan" means this Universal Access, Inc. 1998 Employee Stock Option Plan, as hereinafter amended from time to time.

          (r)  "Retirement" means Normal or Early Retirement.

          (s) "Stock" means the Common Stock, no par value per share, of the Company.

          (t) "Stock Option" or "Option" means any option(s) to purchase shares of Stock granted pursuant to Section 5 below.

          (u) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 100% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     In addition, the term "Cause" shall have the meaning set forth in Section 5(i) below.

SECTION 2. ADMINISTRATION.

     The Plan shall be administered by a Committee of not less than two persons, who need not be Disinterested Persons unless the Company's securities are registered under the Exchange Act, who shall be members of the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan may be exercised by the Board, if and to the extent that no Committee exists which has the authority to so administer the Plan and if a resolution to such effect is adopted by the Board after due consideration of the impact of such resolution upon the status of the Plan under Rule 16b-3 promulgated pursuant to the Exchange Act. The Committee as of the date of this Plan shall be the Board. The Board, by subsequent duly adopted resolution, may alter to the composition of the Committee as it deems necessary and proper.



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     All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Participants. The Committee shall have full authority to grant, pursuant to the terms of the Plan, to directors, officers and other employees eligible under Section 4.

     In particular, the Committee shall have the authority:

               (i) subject to Section 4 hereof, to select the Participants to whom Stock Options may from time to time be granted hereunder.

               (ii) to determine whether and to what extent Incentive Stock Options and/or Non-Qualified Stock Options, or any combination thereof, are to be granted hereunder to one or more Participants;

               (iii) to determine the number of shares of Stock to be covered by each such Option granted hereunder;

               (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Options granted hereunder (including, but not limited to, the share price and any restriction or limitation (including vesting requirements, forfeiture provisions and non-compete and non-solicitation requirements), or any modification to the terms of any previously granted Option (including vesting acceleration or waiver of forfeiture restrictions) regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, its sole discretion);

               (v)    to determine the terms and provisions of each Option
          Agreement;

               (vi) to determine whether and under what circumstances a Stock Option may be settled in cash;

               (vii) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis;

               (viii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

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               (ix)  to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, as well as to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and

               (x)   to otherwise supervise the administration of the Plan.

SECTION 3. STOCK SUBJECT TO PLAN.

     The total number of shares of Stock reserved and available for distribution under the Plan shall be 13,000,000 shares (the "Option Shares"). Such Option Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     Subject to Section 6(b)(iv) below, if any Option Shares that have been optioned hereunder cease to be subject to a Stock Option, or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such Options shall again be available for distribution in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividends, stock split or other changes in corporate structure affecting the Stock, and subject to Sections 5(k) and 5(m), such substitution or adjustment shall be made in the aggregate number of Option Shares reserved for issuance under the Plan, in the number and option price of Option Shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of Option Shares subject to any award shall always be a whole number.


SECTION 4. ELIGIBILITY.

     Directors, officers, employees, advisors and other service provides of the Company or its Subsidiaries and Affiliates who are responsible for, or contribute to, the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be Participants and receive Stock Options under the Plan; provided, however, Options shall not be transferred to any member of the Committee and Incentive Stock Option shall not be granted to any person who is not an employee of the Company or its Subsidiaries and Affiliates. In addition, the Committee may grant awards, other than Incentive Stock Options, to consultants or advisors who have provided bona fide services to the Company, its Subsidiaries and Affiliates in connection with matters other than the offer and sale of securities in a capital-raising transaction.

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SECTION 5. STOCK OPTIONS.

     Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options, and (ii) Non-Qualified Stock Options.

     Subject to the restrictions contained in Section 4 hereof, the Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options to any Participant.

     Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable to include in the applicable Option Agreement:

          (a) Exercise Price. The Option exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, not less than 110% in the case of a Participant who is an employee and who owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company, a Subsidiary or an Affiliate) of the Fair Market Value of the Stock at grant.

          (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercised more than ten years (or, more than five years in the case of a Participant who is an employee and who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, a Subsidiary or an Affiliate) after the date the Option is granted.

          (c) Exercisability. Stock Options shall be exercised at such time or times to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in Section 5(f), 5(g), or 5(k) unless otherwise determined by the Committee in an Option Agreement or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

          (d) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c) and the terms of the Option Agreement entered into at the time of the grant, Stock Options may be exercised in whole or in part at any time during the option period, by




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giving written notice of exercise to the Company specifying the number of
Option Shares to be purchased.

     Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of shares of unrestricted Stock already owned by the Participant based, in each case, on the Fair Market Value of the Stock on the date the Option is exercised.

     No shares of Stock shall be issued until full payment therefor has been made. A Participant shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option only when the Participant has: (i) given written notice of exercise; (ii) has paid in full for such Option Shares; and (iii) has given any requested representation and warranties.

     (e) Non-Transferability of Options. No Stock Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended 26 U.S.C. Section 1 et. seq. or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant.

     (f) Termination by Death. Subject to Section 5(k), if a Participant's employment by the Company, a Subsidiary or an Affiliate terminates by reason of death any Stock Option held by such Participant may thereafter be exercised to the extent such Option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period of up to one (1) year (or such other period as the Committee may specify in the Option Agreement) from the date of such death or until the expiration of the stated term of such Option, whichever period is the shorter.

     (g) Termination by Reason of Disability. Subject to Section 5(k), if a Participant's employment by the Company, a Subsidiary or an Affiliate terminates by reason of Disability, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of up to one (1) year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Participant dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such Participant shall thereafter be exercisable pursuant to
Section 5(f). In the event of


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termination of employment by Disability, if a Stock Option heretofore designated as an Incentive Stock Option is exercised more than one (1) year after such termination of employment, such Option shall be treated as a Non-Qualified Stock Option.

     (h) Termination by Reason of Retirement. Subject to Section 5(k), if an Participant's employment by the Company and any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such Participant may be exercised by the Participant, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of three years (or such other period as the Committee may specify in the Option Agreement) from the date of such termination or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Participant dies within such three-year period (or such other period as the Committee may specify in the Option Agreement), any unexercised Option held by such Participant shall thereafter be exercisable pursuant to
Section 5(f). In the event of termination of employment by Retirement, if a Stock Option theretofore designated as an Incentive Stock Option is exercised more than three (3) months after such termination of employment, such Option shall be treated as a Non-Qualified Stock Option.

     (i) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if a Participant's employment by or otherwise qualifying relationship with, the Company and any Subsidiary or Affiliate terminates:

          (i) due to voluntary resignation of employment by the Participant (other than Normal or Early Retirement), all unexercised Stock Option shall thereupon terminate;

          (ii) due to death, Disability, Normal or Early Retirement, then the provisions of Sections 5(f), 5(g), 5(h), as appropriate, shall apply;

          (iii) due to involuntary termination of the Participant's employment by the Company, any Subsidiary or Affiliate without Cause, unexercised Stock Option shall thereupon terminate, except that the Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Option's term;

          (iv) for any other reason, including termination of the Participant's employment for Cause, the Stock Option shall thereupon terminate.

     (j) Buy-Out Provisions. The Committee may at any time offer to purchase an Option previously granted, based on such terms and conditions as the Committee shall establish in the Option Agreement or at the time that such offer is made.


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     (k)  Certain Recapitalizations. In general, if the Company is merged into or consolidated with another corporation under circumstances in which the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation (any such merger, consolidation, etc., being hereinafter referred to as a "Non-Acquiring Transaction") while unexercised Stock Options are outstanding under the Plan, after the effective date of a Non-Acquiring Transaction each holder of an outstanding Option shall be entitled, upon exercise of such Stock Option, to receive such stock or other securities as the holders of the same class of stock as those shares subject to the Stock Option shall be entitled to receive in such Non-Acquiring transaction based upon the agreed upon conversion ratio or per share distribution. However, in the discretion of the Committee, determined at the time of grant or at any time in the future, any limitations on exercisability of Stock Options may be waived so that all Stock Options, from and after a date prior to the effective date of such Non-Acquiring Transaction shall be exercisable in full. Furthermore, in the discretion of the Committee, the right to exercise may be given to each Participant during a 30-day period preceding the effective date of such Non-Acquiring Transaction. Any outstanding Stock Options not exercised within such 30-day period may be canceled by the Committee as of the effective date of any such Non-Acquiring Transaction. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

     (l) Subdivision or Consolidation. Except as set forth in this Plan, Participants shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock divided or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of stock of another corporation, and no issue by the Company of shares of stock of any class affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the Option. The grant of any Stock Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or to transfer all or any part of its business or assets.

     (m) Reclassification, Recapitalization, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Stock, or otherwise (collectively, the "Event"), change any of the securities as to which purchase rights under any Stock Option exist into the same or a different number of securities of any other class or classes, the Stock Options theretofore granted shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change as if the Event had occurred immediately prior to the issuance of the Stock Options in question.

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          If the Company at any time while this Plan remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under Stock Options exist, the purchase price in the Stock Options then outstanding shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

          (n) Common Stock Dividends. If the Company at any time while this Plan is outstanding shall pay a dividend with respect to Stock payable in shares, then the purchase price in the Stock Options then outstanding shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the exercise price in effect in each Stock Option immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares outstanding immediately after such dividend or distribution.

          (o) Fractional Shares. If any adjustment referred to herein shall result in a fractional share for any Participant under any option hereunder, such fraction shall be completely disregarded and the Participant shall only be entitled to the whole number of shares resulting from such adjustment.

SECTION 6.  AMENDMENTS AND TERMINATION.

     The Board may amend, alter or discontinue the Plan (or any provision hereof), but, except as otherwise provided herein, no amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant under a Stock Option theretofore granted, without the Participant's consent, or which, without the approval of the Company's stockholders, would:

          (a) materially increase the benefits accruing to Participants under the Plan;

          (b) materially increase the number of securities which may be issued under the Plan; or

          (c) materially modify the requirements as to eligibility for participation in the Plan.

     The Committee may amend the terms of any Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Options for previously granted Options (on a one for one or other basis), including previously granted Options having higher option exercise prices.


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     Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 7. UNFUNDED STATUS OF PLAN.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or Participant by the Company, nothing contained herein shall give any such participant or Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 8. GENERAL PROVISIONS.

          (a) (i) The Committee may require each person acquiring Option Shares pursuant to a Stock Option to represent to and agree with the Company in writing that they are acquiring the Option Shares for investment and without a view to distribution thereof. The certificates for such Option Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

               (ii) All certificates for Option Shares or other securities delivered under the Plan shall be subject to such conditions, stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

          (c) The adoption of the Plan shall not confer upon any employee of the Company, a Subsidiary or an Affiliate any right to continued employment with the Company, a Subsidiary or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company, a Subsidiary or an Affiliate to terminate the employment of any of its employees at any time.

          (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to the exercise


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     of any Option or any award under the Plan, the Participant shall pay to the
     Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

          (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional types of Plan awards at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment, taking into account other Plan awards then outstanding.

          (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Illinois.

SECTION 9. EFFECTIVE DATE OF PLAN.

     The Plan shall be effective as of July __, 1998, upon the approval of the Plan by a majority of the votes cast by the holders of the Company's capital stock entitled to vote hereon.

SECTION 10. TERM OF PLAN.

     No Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but awards granted prior to such tenth anniversary may extend beyond that date, subject to the terms of the Option Agreement entered into at the time of grant.









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
                        INCENTIVE STOCK OPTION AGREEMENT

                             UNIVERSAL ACCESS, INC.

     THIS AGREEMENT made as of this 10th day of July, 1998 between UNIVERSAL ACCESS, INC. an Illinois corporation, having a principal place of business at 1021 West Adams, Suite 101, Chicago, Illinois 60601 (the "Corporation") and _____________(the "Employee").

                                   RECITALS:

     A. The Corporation desires to grant to the Employee an incentive stock option to purchase shares of its common stock (the "Shares") under and for the purposes of the Corporation's 1998 Employee Stock Option Plan (the "Plan") which has been approved by its stockholders; and

     B. The Corporation and the Employee understand and agree that any terms used herein have the same meanings as in the Plan (the "Employee" being referred to in the Plan as a "Participant").

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1.   GRANT OF INCENTIVE OPTION

     The Corporation hereby grants to the Employee the right and option to purchase all or any part of an aggregate of ________ (_______) Shares on the terms and conditions and subject to and with the benefit of all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Employee acknowledges receipt of a copy of the Plan. The Incentive Option granted hereunder is intended to qualify within the meaning of Section 422 of the Internal Revenue Code as an incentive option.

     2.   PURCHASE PRICE

     The purchase price per share of the Shares shall be $_____.

     3.   EXERCISE OF OPTION

     The Incentive Option granted hereby shall be exercisable as to [insert exercise provisions]


                                   OPTIONAL:

     [Notwithstanding the above, in the event of the sale of all or substantially all of the assets or common stock of the Corporation or the merger or consolidation of the Corporation into or with another entity of which the beneficial owners of the Company shall own less than 51% of the successor entity, then any of the Incentive Options shall be exercisable on the date immediately preceding the consummation of such transaction.]

     4.   TERM OF OPTION

     a.   Termination of Employment. The Incentive Option shall terminate ten
(10) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan. If the Employee ceases to be providing services for the benefit of the Corporation (other than for termination by the Corporation of such services other than for "cause," to be determined in accordance with the agreement entered into or to be entered into between Employee and the Corporation), then his Incentive Option shall terminate on the date of termination of his employment, provided that he may exercise all or a portion of his Option to the extent that such right to exercise has accrued on the date of his termination during the thirty (30) day period following his termination. An Employee's employment shall not be deemed terminated by reason of a transfer to another employer which is an affiliate of the Corporation.

     b. Total and Permanent Disability. If Employee ceases to be an employee of the Corporation by reason of Disability, his Incentive Option shall terminate on the date of Disability provided that he may exercise all or a portion of this Incentive Option to the extent that the right to purchase Shares hereunder has accrued on the date such Employee becomes Disabled as determined by the Board (or the Committee if applicable) for a period of not more than six months after the date that he became Disabled as determined by the Board (or the Committee if applicable) (notwithstanding that Employee might have been able to exercise the Incentive Option as to some or all of the Shares on a later date if Employee had not become Disabled) or, if earlier, within the originally prescribed term of the Incentive Option.

     c. Death. In the event that Employee ceases to be an employee of the Corporation by reason of such Employee's death, his Incentive Option shall terminate on the date of death, provided that all or a portion of this Incentive Option to the extent that the right is exercisable but not exercised on the date of death may be exercised by Employee's Survivors. Such Incentive Option must be exercised by the Survivors, if at all, within six (6) months after the date of death of Employee or, if earlier, within the originally prescribed term of the Incentive Option, notwithstanding that the decedent might have been able to exercise the Incentive Option as to some or all of the shares on a later date if the Employee were alive and had continued to be an employee of the Corporation or of an Affiliate.

     Paragraph 4(a) shall control and fix the rights of Employee if Employee ceases to be an employee of the Corporation for any reason other than death or Disability and who subsequently becomes Disabled (within the meaning of the term "Disability" as used in the Plan) or dies. Nothing in Paragraphs 4(b) and 4(c) shall be applicable in any such case except only that, in the event of such a subsequent death within the period allowed for exercise of the Incentive Option by Paragraph 4(a) (i.e., within thirty (30) days after the termination of employment or, if earlier, within the originally prescribed term of the Incentive Option) Employee's Survivors may exercise the Incentive Option to the extent permitted by Paragraph 4(a), within six (6) months after the date of death of such participant but in no event beyond ten (10) years after the date of the grant of an Incentive Option.

     5.   EXERCISE OF OPTION AND ISSUE OF STOCK

     The Incentive Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Corporation. Such written notice shall be signed by the person exercising the Incentive Option, shall state the number of Shares with respect to which the Incentive Option is being exercised, shall contain the legends, if any, required by Section 6 of this Agreement and shall specify a date (other than a Saturday, Sunday or legal holiday) not less than five (5) nor more than ten (10) days after the date of such written notice, as the date on which the Shares will be taken up and payment made therefor, at the principal office of the Corporation during ordinary business hours, or at such other hour and place agreed upon by the Corporation and the person or persons exercising the Incentive Option. Such notice shall also otherwise comply with the terms and conditions of this Agreement and the Plan. (The conditions specified above may be waived in the sole discretion of the Corporation.) On the date specified in such written notice (which date may be extended by the Corporation if any law or regulation requires the Corporation to take any action with respect to the Incentive Option Shares prior to the issuance thereof, the Corporation shall accept payment for the Incentive Option Shares and shall deliver an appropriate certificate or certificates for the Shares as to which the Incentive Option was exercised to the Employee.

     The Incentive Option price of any shares shall be payable at the time of exercise either:

          a.   in cash or by certified check or bank check; or

          b. in whole Shares of the Corporation's common stock owned by the person exercising the option for six months or more, with a fair market value equal to the option price provided, however, that if such shares were acquired pursuant to an incentive stock option plan as defined in Code Sections 422 or prior Code Section 422A of the Corporation or Affiliate including this Plan or a qualified stock option plan as defined in prior Code Section 422 that the applicable holding period requirements of said Sections 422 and 422A have been met with respect to such shares; or

          c.   any combination of (a) and (b) above.

     The fair market value of the stock to be applied toward the Incentive Option price shall be determined as of the date of exercise of the Incentive Option in a manner consistent with the determination of fair market value with respect to the grant of an option under the Plan. Any certificate for shares of outstanding stock of the Corporation used to pay the purchase price shall be accompanied by a stock power duly endorsed in blank by the registered holder of the certificate, with signature guaranteed in the event the certificate shall also be accompanied by instructions from Employee to the Corporation's transfer agent with respect to disposition of the balance of the shares covered thereby.

     The Corporation shall pay all original issue taxes with respect to the issue of Shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith. The holder of this Incentive Option shall have the rights of a shareholder only with respect to those Shares covered by the Incentive Option which have been registered in the holder's name in the share register of the Corporation upon the due exercise of the Incentive Option.

     6.   LEGENDS

     Certificates representing Shares which are purchased pursuant to this Agreement shall bear the following legends in addition to such other legends as counsel to the Company may deem appropriate:

          "The shares represented by this certificate are subject to all of the terms, conditions, limitations and restrictions set forth in the Universal Access, Inc. 1998 Employee Stock Option Plan ("Plan") as approved by the Corporation's stockholders, a copy of which is on file with the Company and the Incentive Stock Option Agreement under which the shares were purchased. All terms, conditions, limitations and restrictions of the Plan and the Incentive Stock Option Agreement are fully binding upon the holder of the certificate, his or her successors, estate, heirs, assigns, personal representative, administrator, executor or guardian as the case may be, for all purposes until such time that all terms, conditions, limitations and restrictions of the Plan are removed, waived, or otherwise vacated in the Plan as expressly authorized thereunder;" and

          "These shares have not been registered under the federal or applicable state securities laws and instead are being issued pursuant to exemption contained in said laws. The shares represented by this certificate may not be transferred unless (1) a registration statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (2) the Corporation shall have received an opinion of counsel satisfactory to it that no violation of such act or similar state acts will be involved in such transfer, or (3) the Corporation shall have received a "no action" letter from the Securities and Exchange Commission covering such transfer and an opinion as referred to above relating to state law."

     7.   NON-ASSIGNABILITY

     Except as provided in Section 4(c), this Incentive Option shall not be transferable by the Employee and shall be exercisable only by the Employee.

      8.    NOTICES

      Any notices required or permitted by the terms of this Agreement or the Plan shall be given by registered or certified mail, return receipt requested, addressed as follows:

      To the Corporation:                 Universal Access, Inc.
                                          1021 West Adams St., Suite 101
                                          Chicago, Illinois 60601

      With a Copy to:                     Shefsky & Froelich Ltd.
                                          444 North Michigan Avenue
                                          Suite 2400
                                          Chicago, IL 60611
                                          Attention: Mitchell D. Goldsmith

      To the Employee:
                                          -----------------------------------
                                          -----------------------------------
                                          -----------------------------------

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions.

      9.    GOVERNING LAW

      This Agreement shall be construed and enforced in accordance with the laws of the State of Illinois.

      10.   BINDING AGREEMENT

      This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

      IN WITNESS WHEREOF, the Corporation has caused these presents to be executed on its behalf and its corporate seal to be hereto affixed by its duly authorized representative and the Employee has hereunto set his hand and seal, all on the day and year first above written.


                                          UNIVERSAL ACCESS, INC.


                                          By:
                                             --------------------------------
                                             President


                                          EMPLOYEE


                                             --------------------------------

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                             UNIVERSAL ACCESS, INC.


     THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") made as of this 10th day of July, 1998, between UNIVERSAL ACCESS, INC., an Illinois corporation, having its principal place of business at 1021 West Adams, Suite 101, Chicago, Illinois 60601 (the "Company"), and Mitchell Goldsmith (the "Participant").

                                   RECITALS:

     A. The Company desires to grant to the Participant an option (the "Option") to purchase shares of its common stock (the "Shares") under and for the purposes of the Company's 1998 Employee Stock Option Plan (the "Plan");

     B. The Participant desires to receive such option in connection with services which the Participant shall provide to the Company; and

     C. The Company and the Participant understand and agree that any terms used herein have the same meanings as in the Plan.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good valuable consideration, the parties hereto agree as follows:

     1.  GRANT OF OPTION

     The Company hereby grants to the Participant the right and Option to purchase all or any part of an aggregate of One Hundred (100) Shares on the terms and conditions set forth herein and in the Plan, which is incorporated herein by reference. Following the contemplated 500-for-1 stock split, the Shares subject to this Agreement automatically shall be adjusted to Fifty Thousand (50,000) Shares.

     2.  PURCHASE PRICE

     The purchase price of the Shares shall be $.01 per share (pre split) or _____ per share (post split).

     3.  EXERCISE OF OPTION

     [Insert exercise provisions]

     Notwithstanding the above, in the event of the sale of all or substantially all of the assets or common stock of the Company or the merger or consolidation of the Company into or with another entity, then any of the Options shall be exercisable on the date immediately preceding the consummation of such transaction.

     4.   TERM OF OPTION

     (a) Termination of Relationship with the Corporation. The Option shall terminate eleven (11) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan. If the Participant ceases to provide services to the Company or its Affiliates for any reason other than death or Disability, then his Option shall terminate on the date when Participant shall cease providing such services, provided that he may exercise all or a portion of his Option during the thirty (30) day period following the cessation of such services.

     (b) Total and Permanent Disability. If Participant ceases to provide services to the Company, as set forth in Section 4(a), by reason of Disability, his Option shall terminate on the date of Disability. However, he may exercise all or a portion of this Option for a period of not more than six months after the date that he became Disabled, as determined by the Board (or the Committee, if applicable), (notwithstanding that Participant might have been able to exercise the Option on a later date if Participant had not become Disabled) or, if earlier, within the original prescribed term of the Option.

     (c) Death. In the event that Participant ceases to provide services to the Company as set forth in Section 4(a) by reason of such Participant's death, his Option shall terminate on the date of death. However, this Option, to the extent that the right is exercisable but not exercised on the date of death, may be exercised by Participant's Survivors. Such Option must be exercised by the Survivors, if at all, within nine months after the date of death of Participant or, if earlier, within the originally prescribed term of the Option, notwithstanding that the decedent might have been able to exercise the Option on a later date if the Participant were alive and had continued to provide services to the Company.

     Paragraph 4(a) shall control and fix the rights of Participant if Participant ceases to provide services to the Company as set forth in Section 4(a) for any reason other than death or Disability and subsequently becomes Disabled (within the meaning of the term "Disability" as used in the Plan) or dies. Nothing in Paragraphs 4(b) and 4(c) shall be applicable in any such case except that, in the event of subsequent death within the period allowed for exercise of the Option by Paragraph 4(a), Participant's Survivors may exercise the Option to the extent permitted by Paragraph 4(a), within nine months after the date of death of such participant but in no event beyond eleven 11 years after the date of the grant of this Option.

     5.   SERVICES TO BE PROVIDED BY PARTICIPANT IN CONSIDERATION OF THE
AGREEMENT

     In consideration of the Company grant of options to the participant pursuant to this Agreement, Participant has provided, and has agreed to provide in the future, valuable consulting services to the Company, the receipt of which is hereby acknowledged.

     6.   EXERCISE OF OPTION AND ISSUE OF STOCK

     (a) Exercise of Option. The Option may be exercised in whole or in part by giving written notice to the Company. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall specify a date (other than a Saturday, Sunday or legal holiday) not less than five nor more than ten days after the date of such written notice, as the date on which the Shares will be taken upon and payment made therefor, at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option and shall otherwise comply with the terms and conditions of this Agreement and the Plan. On the date specified in such written notice (which date may be extended by the Company if any law or regulation requires the Company to take any action with respect to the Shares prior to the issuance thereof) the Company shall accept payment for the Shares and shall deliver an appropriate certificate or certificates for the Shares as to which the Option was exercised to the Participant.

     The option price of any shares shall be payable at the time of exercise either:

          (i)   in cash or by check or certified or bank check;

          (ii) in whole Shares of the Company's common stock, owned by the person exercising the option for six months or more, with a fair market value equal to the option price as agreed by the parties; provided, however, that if such shares were acquired pursuant to an incentive stock option plan, as defined in Code Section 422 or prior Code Section 422A of the Company or an affiliate, including this Plan or a qualified stock option plan as defined in Code Section 422, that the applicable holding period requirements of said prior Sections 422 and 422A have been met with respect to such Shares; or

          (iii) any combination of (i) and (ii) above.

     The Company shall pay all original issue taxes with respect to the issue of Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith. The holder of this Option shall have the rights of a shareholder only with respect to those Shares covered by the Option which have been registered in the holder's name in the share register of the Company upon the due exercise of the Option.

     (b) Tax Consequences of Option Exercise. Upon exercise of the Option granted herein, the Participant will be taxed at ordinary income rates on the difference between the exercise price of the Option and the fair market value of the common stock issued pursuant to such exercise. Fair market value generally will be determined on the date of exercise. The Participant, generally, will have a tax basis for the common stock acquired equal to the fair market value of the common stock at the date of exercise. Any gain or loss realized upon the subsequent sale of the common stock issued upon exercise of the Option will be taxed at either long-term or short-term capital gain (or loss) rates, depending on the Participant's holding period.

     7.   LEGENDS

     Certificates representing Shares which are purchased pursuant to this Agreement shall bear the following legends in addition to such other legends as counsel to the Company may deem appropriate:

          "These shares have not been registered under the federal or applicable state securities laws and instead are being issued pursuant to exemption contained in said laws. The shares represented by this certificate may not be transferred unless (1) a registration statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (2) the Company shall have received an opinion of counsel satisfactory to it that no violation of such act or similar state acts will be involved in such transfer, or (3) the Company shall have received a "no action" letter from the Securities and Exchange Commission covering such transfer and an opinion as referred to above relating to state law."

     8.   NON-ASSIGNABILITY

     Except as provided in Section 4(c), this Option shall not be transferable by the Participant and shall be exercisable only by the Participant.

     9.   NOTICES

     All notices, demands, instructions and other communications required or permitted to be given to or made upon either party hereto or any other person shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by a reputable courier delivery service, or by telegram (with messenger delivery), or by telecopier (confirmed by mail), and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications in writing shall be given to or made upon the respective Parties hereto at the following address:

     To the Company:                    Universal Access, Inc.
                                        1021 West Adams, Suite 101
                                        Chicago, Illinois 60601

     With a Copy to:                    Shefsky & Froelich Ltd.
                                        444 North Michigan Avenue
                                        Suite 2500
                                        Chicago, IL 60611
                                        Attention: Mitchell Goldsmith

To the Participant: At Participant's business address as set forth on the books and records of the Company, or such other address as Participant shall provide to the Company, in writing.

     10.  GOVERNING LAW

     This Agreement shall be construed and enforced in accordance with the internal laws (and not the laws of conflict) of the State of Illinois.

     11.  BINDING AGREEMENT.

     This Agreement shall (subject to the provisions of Section 8 hereof) be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

     12.  ADJUSTMENTS

     The Shares represented by this Agreement shall be equitably adjusted to reflect any stock splits, reverse stock splits or other extraordinary changes of the Company's Common Stock.

     IN WITNESS WHEREOF, the Company has caused these presents to be executed on its behalf and its corporate seal to be hereto affixed by its duly authorized representative and the Participant has hereunto set his hand and seal, all on the day and year first above written.

                                        UNIVERSAL ACCESS, INC.

                                        By:
                                           -------------------------------------
                                           Title:
                                                 -------------------------------

                                        PARTICIPANT:


                                        ----------------------------------------
                                        Mitchell Goldsmith

                                   EXHIBIT B

                     AMENDMENT TO ARTICLES OF INCORPORATION

                                  AMENDMENT TO
                           ARTICLES OF INCORPORATION
                             UNIVERSAL ACCESS, INC.

      RESOLVED, that Article 4 of the Articles of Incorporation of the Corporation be and hereby is amended and restated in its entirety to read as follows:

      4.    PARAGRAPH 1:                  AUTHORIZED SHARES

            Class                         Number of Shares Authorized

            Common                        30,000,000
            Preferred                     2,000,000

      PARAGRAPH 2:      THE PREFERENCES, QUALIFICATIONS, LIMITATIONS,
RESTRICTIONS AND SPECIAL OR RELATIVE RIGHTS IN RESPECT OF THE SHARES OF EACH CLASS ARE:


Preferred

      Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Shares as Preferred Shares of any series, and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of shares of such series, and the designations, powers, preferences and rights, and the qualifications, limitations, and restrictions of such series, to the full extent now or hereafter permitted by the laws of the State of Illinois.

                                   EXHIBIT C

                   FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT

                   FIRST AMENDMENT TO SHAREHOLDERS' AGREEMENT

     This First Amendment to Shareholders' Agreement is made as of this 14th day of April, 1998, among Sam Zarcone ("SZ"), Giuseppina Zarcone ("GZ"), Patrick Shutt ("PS"), Robert Pommer ("RP"), Thomas Kapsalis ("TK"), John Drummond ("JD"), George King ("GK") (collectively referred to as the "Shareholders" and individually, each a "Shareholder") and Universal Access, Inc. ("Company"). Also signatory hereto are additional Shareholders, if any, admitted after the date of this First Amendment who agree to be bound by the terms of the Shareholders Agreement, as amended by the terms hereof.

                                    RECITALS

     Reference is made to the Shareholders' Agreement dated October 22, 1997 among the parties other than GK to this First Amendment to Shareholders' Agreement, which memorializes, among other things, certain restrictions on the Shareholders' transfer of stock, and mandated a 50% majority vote on all matters to the Zarcone Group (the "Shareholders' Agreement"). The Shareholders and Company desire to modify the Shareholders' Agreement, among other things, to eliminate the 50% majority vote on all matters granted to the Zarcone Group.

     As of this date the common stock of the Company is owned as follows:


                                  $ Shares                     %
                                  --------                    ----
     RP                           1625         16.25
     PS                           1625         16.25
     TK                           1925         19.25
     JD                           1575         15.75
     SZ and GZ (j.t.w.r.o.s.)     1350         13.50
     GZ                           1350         13.50
     SZ                            150          1.50
     GK                            300          3.00
               To Be Issued        100          1.00
                                ------         -----
               Total            10,000                       100.00


     NOW THEREFORE, for valuable consideration, including the foregoing recitals which are made a part hereof, the parties hereby amend the Shareholders' Agreement as set forth below (capitalized terms used herein and not otherwise defined shall have the same meaning as set forth in the Shareholders' Agreement.

     1. Recitals. The recitals set forth above are incorporated by reference into the Shareholders Agreement and made a part thereof as if fully rewritten.

     2. George King. George King is hereby added as a Shareholder of the Company, and shall be deemed to be a member of the "Employee Group" in all respects.

     3. GOVERNANCE. The Shareholders' Agreement is hereby amended and modified by striking the provisions Sections 8.01, 8.02, 8.04, 8.06 and 8.07. As a result of this amendment and modification, all matters of governance of the Company shall be handled by the Shareholders (on a one person one vote basis) and by the directors elected by the Company, without the Company acting as a close corporation. It is expressly acknowledged and agreed that under no circumstances will the Company or any other Shareholder be entitled to require that a Shareholder forfeit his shares; the rights to purchase shares at Agreed Value (pursuant to Article III) following death or involuntary transfer, and the rights of first refusal pursuant to Article II, shall continue hereby. In addition, the following Section 8.01 is hereby added to the Agreement:

          "OWNERSHIP. Except to the extent expressly provided to the contrary herein, no Shareholder shall be required to sell his or her shares of common stock of the Company without the consent of such Shareholder."

     4. AGREED VALUE. The second sentence of the definition of Agreed Value is amended and restated as follows:

          "The fair market value per share shall be the greatest of: (i) the per Share value agreed upon by the Groups from time-to-time (which in all events shall be no less than $10,000 per 1% of the Company); (ii) the book value per Share of the Company as determined by the regular accountants for the Company based or generally accepted accounting principles, consistently applied; or (iii) sixty (60) times monthly recurring gross revenues of the Company calculated as of end of the month preceding the month in which the computation of fair market value is being performed (the "Computation Date") divided by the number of shares of common stock issued and outstanding as of the Computation Date on a fully diluted basis as if all rights to acquire or convert to common stock had been exercised."

     5. INSURANCE. Section 3.01(ii) is hereby deleted. The following sentence is added at the end of Section 3.01: "It is expressly acknowledged and agreed that the Company may purchase key man insurance on the lives of one or more of the Shareholders, and will not be obligated (unless it agrees to be obligated) to pay over any of such insurance proceeds to the estate of the deceased Shareholder or for the purchase of his Shares."

     6. SALE OF SHARES UPON DEATH OF SHAREHOLDER. Section 3.03 is hereby deleted.

     7. TAG ALONG RIGHTS. Section 3.06 is amended and restated in its entirety as followed (thereby eliminating old Section 3.06):

          "3.06 RIGHT OF PARTICIPATION IN SALES BY FOUNDERS. If at any time any of the Shareholders wish to sell or otherwise dispose of any of the Common Stock of the Company owned by him or them ("Selling Shareholders") to any person (the "Purchaser") in a transaction which is not to an existing Shareholder or a spouse or lineal descendant of a Shareholder (each such proposed sale being an "Offer"), then each other Shareholder shall have the right to require, as a condition to such sale or disposition, that the Purchaser purchase from such other Shareholder at the same price per share and on the same terms and conditions as involved in such sale or disposition by the Selling Shareholders the same percentage of shares of Common Stock owned by such other Shareholder as such sale or disposition (as finally consummated) represents with respect to said shares of Common Stock then owned by whichever of the Selling Shareholders is selling. Such offeree Shareholders may exercise this right by giving written notice to the Selling Shareholders within fifteen (15) days after receipt of the Offer."

     8. TERMINATION. The following additional provision for termination of this Agreement is added at the end of the first sentence of Section 6.01:

          "or (vi) upon the issuance by the Company following the date of this Agreement in one or more offerings, to persons other than the current Shareholders, of capital stock and/or other instruments convertible into or containing other rights, options or covenants to acquire capital stock, where the aggregate consideration paid for the foregoing totals of at least $2,000,000."

     9. STOCK OPTION PLAN. The rest of the following Section 8.08 is added to the Agreement:

               a. "The Shareholders and Company agree that the board of directors shall be authorized to establish an employee stock option plan on such terms and conditions it deems necessary and proper, provided such plan is approved by the holders of a majority of the common stock of the Company."

     10. S ELECTION. The Shareholders' Agreement is hereby amended and modified by striking the provisions of 7.01 of the Shareholders' Agreement, pertaining to S Corporation status. The Shareholders acknowledge that the Company and the Shareholders may elect to create an additional class or classes of stock, and upon the creation of this additional class or classes of stock, The Company may no longer qualify as an S Corporation under the provisions of the Internal Revenue Code, and upon direction of the Board of Directors (if directed) will take the necessary steps to terminate the "S" status.


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
     The First Amendment supersedes in its entirety the prior eight-section draft First Amendment to Shareholders Agreement circulated among the parties. In all other regards, the terms of the Shareholders' Agreement shall remain unamended and in full force and effect. In witness whereof, the undersigned have executed this Agreement as of the date first set forth above, in one or more counterparts, whether by original, photocopy or facsimile, all of which when taken together shall be deemed to be a binding obligation of the parties hereto.

UNIVERSAL ACCESS, INC.

By:
   -------------------------------       ----------------------------------
   Patrick Shutt, President              Patrick Shutt

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Giuseppina Zarcone                       Sam Zarcone

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Robert Pommer                            Thomas Kapsalis

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John Drummond                            George King

                                         ADDITIONAL SHAREHOLDERS:

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